UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 15, 2017

CYRUSONE INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Cedar Springs Road, Suite 900, Dallas, TX 75201
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Indentures
On March 17, 2017, CyrusOne Inc. (the “Company”) announced that its operating partnership, CyrusOne LP, a Maryland limited partnership (the “Operating Partnership”), and CyrusOne Finance Corp., a Maryland corporation and a wholly owned subsidiary of the Operating Partnership (together with the Operating Partnership, the “Issuers”) closed their previously announced offering of $500 million aggregate principal amount of 5.000% Senior Notes due 2024 (the “2024 Notes”) and $300 million aggregate principal amount of 5.375% Senior Notes due 2027 (the “2027 Notes” and, together with the 2024 Notes, the “Notes”). The Notes were issued pursuant to (i) an indenture relating to the 2024 Notes, dated as of March 17, 2017 (the “2024 Indenture”), among the Issuers, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (the “Trustee”), and (ii) an indenture relating to the 2027 Notes, dated as of March 17, 2017 (the “2027 Indenture” and, together with the 2024 Indenture, the “Indentures”), among the Issuers, the guarantors party thereto and the Trustee. The Company is filing the Indentures as Exhibit 4.1 and Exhibit 4.2 to this report. The Issuers used the net proceeds from the offering (i) to finance their repurchase of approximately $471,320,000 aggregate principal amount of their outstanding 6.375% Senior Notes due 2022 (the “Existing Notes”), of which $474,808,000 in aggregate principal amount had been outstanding, by means of a separate, previously announced cash tender offer commenced in connection with the offering (the “Tender Offer”), including the payment of consent payments in connection with soliciting consents to certain proposed amendments to the indenture governing the Existing Notes (the “Consent Solicitation”), (ii) for the redemption and discharge of Existing Notes that remained outstanding after the completion of the Tender Offer and Consent Solicitation, (iii) for the payment of related premiums, fees, discounts and expenses, and (iv) for the repayment of borrowings outstanding under the Operating Partnership’s revolving credit facility.

The Notes are senior unsecured obligations of the Issuers, which rank equally in right of payment with all existing and future unsecured senior indebtedness of the Issuers. The Notes will be effectively subordinated in right of payment to any secured indebtedness of the Issuers to the extent of the value of the assets securing such indebtedness. The Notes will be initially guaranteed on a joint and several basis by the Company, CyrusOne GP and all of CyrusOne LP’s existing domestic subsidiaries (other than CyrusOne Finance Corp. and CyrusOne Government Services LLC). Each of CyrusOne LP’s restricted subsidiaries (other than any designated excluded subsidiary or receivables entity) that guarantees any other indebtedness of CyrusOne LP or other indebtedness of the guarantors will be required to guarantee the Notes in the future. Each such guarantee will be a senior unsecured obligation of the applicable guarantor, ranking equally with all existing and future unsecured senior indebtedness of such guarantor and effectively subordinated to all existing and future secured indebtedness of such guarantor to the extent of the value of the assets securing that indebtedness. The Notes will be structurally subordinated to all liabilities (including trade payables) of each subsidiary of the Operating Partnership that does not guarantee the Notes.

The 2024 Notes will bear interest at a rate of 5.000% per annum, payable semi-annually on March 15 and September 15 of each year, beginning on September 15, 2017, to persons who are registered holders of the 2024 Notes on the immediately preceding March 1 and September 1, respectively. The 2027 Notes will bear interest at a rate of 5.375% per annum, payable semi-annually on March 15 and September 15 of each year, beginning on September 15, 2017, to persons who are registered holders of the 2027 Notes on the immediately preceding March 1 and September 1, respectively.

The Indentures limit the ability of CyrusOne LP and its restricted subsidiaries to incur indebtedness, enter into sale and leaseback transactions, make restricted payments, create dividend restrictions and other payment restrictions that affect CyrusOne LP’s restricted subsidiaries, permit restricted subsidiaries to guarantee certain indebtedness, enter into transactions with affiliates and sell assets, in each case subject to certain qualifications set forth in the Indentures. The Indentures also restrict the business activities of the Company, CyrusOne GP and CyrusOne Finance Corp. CyrusOne LP and its restricted subsidiaries are also required to maintain total unencumbered assets of at least 150% of their unsecured indebtedness on a consolidated basis.

In the event of a Change of Control Trigger Event (as defined in the Indentures), holders of the 2024 Notes or 2027 Notes, as applicable, will have the right to require the Issuers to repurchase all or any part of the 2024 Notes or the 2027 Notes, as applicable, at a purchase price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest and additional interest, if any, to the date of such repurchase.

The 2024 Notes will mature on March 15, 2024. However, prior to March 15, 2020, the Issuers may, at their option, redeem some or all of the 2024 Notes at a redemption price equal to 100% of the principal amount of the 2024 Notes, together with accrued and unpaid interest and additional interest, if any, plus a “make-whole” premium. On or after March 15, 2020, the Issuers may, at their option, redeem some or all of the 2024 Notes at any time at declining redemption prices equal to (i) 102.500% beginning on March 15, 2020, (ii) 101.250% beginning on March 15, 2021 and (iii) 100.000% beginning on March 15, 2022 and thereafter, plus, in each case, accrued and unpaid interest and additional interest, if any, to the applicable redemption date. In addition, before March 15, 2020, and subject to certain conditions, the Issuers may, at their option, redeem up to 40% of the aggregate principal amount of 2024 Notes with the net proceeds of certain equity offerings at 105.000% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, to the date of redemption; provided that (i) at least 55% of the aggregate principal amount of 2024 Notes remains outstanding and (ii) the redemption occurs within 90 days of the closing of any such equity offering.

The 2027 Notes will mature on March 15, 2027. However, prior to March 15, 2022, the Issuers may, at their option, redeem some or all of the 2027 Notes at a redemption price equal to 100% of the principal amount of the 2027 Notes, together with accrued and unpaid interest and additional interest, if any, plus a “make-whole” premium. On or after March 15, 2022, the Issuers may, at their option, redeem some or all of the 2027 Notes at any time at declining redemption prices equal to (i) 102.688% beginning on March 15, 2022, (ii) 101.792% beginning on March 15, 2023, (iii) 100.896% beginning on March 15, 2024 and (iv) 100.000% beginning on March 15, 2025 and thereafter, plus, in each case, accrued and unpaid interest and additional interest, if any, to the applicable redemption date. In addition, before March 15, 2020, and subject to certain conditions, the Issuers may, at their option, redeem up to 40% of the aggregate principal amount of 2027 Notes with the net proceeds of certain equity offerings at 105.375% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, to the date of redemption; provided that (i) at least 55% of the aggregate principal amount of 2027 Notes remains outstanding and (ii) the redemption occurs within 90 days of the closing of any such equity offering.

The above description of the Indentures does not purport to be a complete statement of the parties’ rights and obligations under the Indentures and is qualified in its entirety by reference to the terms of the Indentures, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2 and incorporated herein by reference.

The Notes and the related guarantees have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Registration Rights Agreements
On March 17, 2017, the Issuers entered into (i) a registration rights agreement relating to the 2024 Notes, by and among the Issuers, the guarantors party thereto and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as representatives of the initial purchasers of the 2024 Notes (the “2024 Registration Rights Agreement”), and (ii) a registration rights agreement relating to the 2027 Notes, by and among the Issuers, the guarantors party thereto and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as representatives of the initial purchasers of the 2027 Notes (the “2027 Registration Rights Agreement” and, together with the 2024 Registration Rights Agreement, the “Registration Rights Agreements”), which will give holders of the Notes certain exchange and registration rights with respect to the 2024 Notes and the 2027 Notes, as applicable. Pursuant to each Registration Rights Agreement, the Issuers have agreed to use commercially reasonable efforts to file an exchange offer registration statement with the Securities and Exchange Commission and to have the registration statement declared effective on or prior to the 390th day after the issue date of the Notes, and to complete an exchange offer. In addition, under certain circumstances, the Issuers may be required to file a shelf registration statement to cover resales of the 2024 Notes or 2027 Notes, as applicable. The Issuers are required to pay additional interest if they fail to comply with their obligations to register the Notes within the specified time periods.
The above description of the Registration Rights Agreements does not purport to be a complete statement of the parties’ rights and obligations under the Registration Rights Agreements and is qualified in its entirety by reference to the terms of the Registration Rights Agreements, copies of which are attached hereto as Exhibit 4.5 and Exhibit 4.6 and incorporated herein by reference.
Third Supplemental Indenture
On March 15, 2017, the Issuers successfully completed the Consent Solicitation in respect of certain proposed amendments to the indenture, dated as of November 20, 2012, among the Issuers, the guarantors party thereto and the Trustee (the “Existing Notes Indenture”). On March 17, 2017, the Issuers entered into a Third Supplemental Indenture among the Issuers, the guarantors party thereto and the Trustee (the “Third Supplemental Indenture”), to amend the Existing Notes Indenture. The Third Supplemental Indenture reduced the notice requirements for optional redemption from 30 days to 3 business days, eliminated substantially all of the restrictive covenants and several events of default and eliminated or modified certain other provisions contained in the Existing Notes Indenture.

The above description of the Third Supplemental Indenture does not purport to be a complete statement of the parties’ rights and obligations under the Third Supplemental Indenture and is qualified in its entirety by reference to the terms of the Third Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.7 and incorporated herein by reference.

ITEM 2.03 — CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.
ITEM 5.03 — AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR
On March 15, 2017, the Board of Directors (the “Board”) of the Company approved an amendment and restatement of the Company’s Amended and Restated Bylaws (the “Bylaws” and as amended and restated, the “Amended Bylaws”) to provide stockholders, in addition to the Board, with the ability to amend the Bylaws. The Amended Bylaws were effective immediately upon approval by the Board. The change effected by the Amended Bylaws is reflected in Article XV of the Amended Bylaws and provides that stockholders, in addition to the Board, may alter or repeal any provision of the Amended Bylaws, and may adopt new bylaw provisions, in each case with the affirmative vote of a majority of votes entitled to be cast on the matter. This description of the change effected to Article XV of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
ITEM 8.01 - OTHER EVENTS
Tender Offer
On March 15, 2017, the Issuers announced the early tender results of the Tender Offer. As of 5:00 p.m., New York City time, on March 15, 2017 (the “Consent Payment Deadline”), approximately $471,320,000 aggregate principal amount of the outstanding Notes (representing approximately 99.27% of the outstanding Notes) had been tendered along with related consents.
A copy of the press release announcing the early tender results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On March 17, 2017, the Issuers accepted for purchase approximately $471,320,000 aggregate principal amount of their Existing Notes tendered in connection with the Tender Offer. The Existing Notes accepted for payment were all tendered on or prior to the Consent Payment Deadline, subject to the terms of the Tender Offer. Holders who validly tendered their Existing Notes on or before the Consent Payment Deadline and whose Existing Notes were accepted for purchase received total consideration of $1,063.21 per $1,000 principal amount of Existing Notes, including a consent payment equal to $30.00 per $1,000 principal amount of Existing Notes, subject to the terms and conditions of the Tender Offer.
A copy of the press release announcing the acceptance of the Existing Notes for purchase is attached hereto as Exhibit 99.2 and incorporated herein by reference.
Redemption and Satisfaction and Discharge of Existing Notes
On March 17, 2017, the Issuers delivered a notice to the Trustee under the Existing Notes Indenture, notifying the Trustee of their election to redeem (the “Existing Notes Redemption”) on March 22, 2017 (the “Existing Notes Redemption Date”) all of the Existing Notes that remain outstanding following the consummation of the Tender Offer.

Prior to the Existing Notes Redemption Date, the Issuers will deliver and irrevocably deposit funds with the Trustee in connection with the satisfaction and discharge of the Issuers’ obligations under the Existing Notes Indenture (the “Discharge”). The Issuers have instructed the Trustee to provide notice of the Existing Notes Redemption and the Discharge to holders of the Existing Notes. The Existing Notes Redemption and the Discharge will be made pursuant to the terms of the Existing Notes Indenture.

This report does not constitute a notice of redemption under the optional redemption provisions of the Existing Notes Indenture, nor does it constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of CyrusOne Inc.
4.1
Indenture, dated as of March 17, 2017, by and among CyrusOne LP and CyrusOne Finance Corp., as issuers, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, relating to the 5.000% Senior Notes due 2024.

4.2
Indenture, dated as of March 17, 2017, by and among CyrusOne LP and CyrusOne Finance Corp., as issuers, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, relating to the 5.375% Senior Notes due 2027.

4.3	Form of 5.000% Senior Note due 2024 (included in Exhibit 4.1)
4.4	Form of 5.375% Senior Note due 2027 (included in Exhibit 4.2)
4.5
Registration Rights Agreement dated March 17, 2017, among CyrusOne LP, CyrusOne Finance Corp., the guarantors party thereto and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as representatives of the initial purchasers.

4.6
Registration Rights Agreement dated March 17, 2017, among CyrusOne LP, CyrusOne Finance Corp., the guarantors party thereto and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as representatives of the initial purchasers.

4.7	Third Supplemental Indenture, dated as of March 17, 2017, by and among CyrusOne LP and CyrusOne Finance Corp., as issuers, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.
99.1	Press Release Announcing Early Results of Tender Offer
99.2	Press Release Announcing the Acceptance of the Existing Notes for Purchase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: March 17, 2017	By:	/s/ Robert M. Jackson
Robert M. Jackson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of CyrusOne Inc.
4.1
Indenture, dated as of March 17, 2017, by and among CyrusOne LP and CyrusOne Finance Corp., as issuers, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, relating to the 5.000% Senior Notes due 2024.

4.2
Indenture, dated as of March 17, 2017, by and among CyrusOne LP and CyrusOne Finance Corp., as issuers, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, relating to the 5.375% Senior Notes due 2027.

4.3	Form of 5.000% Senior Note due 2024 (included in Exhibit 4.1)
4.4	Form of 5.375% Senior Note due 2027 (included in Exhibit 4.2)
4.5
Registration Rights Agreement dated March 17, 2017, among CyrusOne LP, CyrusOne Finance Corp., the guarantors party thereto and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as representatives of the initial purchasers.

4.6
Registration Rights Agreement dated March 17, 2017, among CyrusOne LP, CyrusOne Finance Corp., the guarantors party thereto and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as representatives of the initial purchasers.

4.7	Third Supplemental Indenture, dated as of March 17, 2017, by and among CyrusOne LP and CyrusOne Finance Corp., as issuers, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee.
99.1	Press Release Announcing Early Results of Tender Offer
99.2	Press Release Announcing the Acceptance of the Existing Notes for Purchase